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SUPPLEMENT DATED AUGUST 11, 2003 TO PROSPECTUS DATED MAY 1, 2003
Olympia XT Advisor
Individual Variable and Fixed Annuity Contract - Flexible Purchase Payments
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PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
THE PENN MUTUAL LIFE INSURANCE COMPANY
Philadelphia, Pennsylvania 19172 Telephone (800) 523-0650
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The Penn Mutual Life Insurance Company ("Penn Mutual") has made the following changes to Olympia XT Advisor Individual Variable and Fixed Annuity Contracts issued on and after August 11, 2003:

1. The One Year Fixed Interest Account is not available. Please disregard all references in the Prospectus to the One Year Fixed Interest Account and references to the term Fixed Account Value.

2. The manner in which Penn Mutual calculates the standard death benefit has changed. As described below, partial withdrawals made from the Variable Account will reduce the amount of the Variable Account death benefit in the same proportion as the amount of the partial withdrawal bears to your Variable Account Value immediately before the partial withdrawal.

In the Prospectus, under the heading "What Are the Death Benefits Under My Contract" on page 16, replace the third paragraph with the following:

         If the Annuitant dies before the Annuity Date, we will pay a death benefit as of the date we receive proof of death and other information required to process the payment. The death benefit is the greater of:
         (1) the Variable Account Value; or (2) all purchase payments made to the Contract, less adjusted partial withdrawals. "Adjusted partial withdrawals" means the amount of each partial withdrawal from the Contract, multiplied by the amount of the Variable Account death benefit just before the partial withdrawal, divided by your Variable Account Value just before the partial withdrawal. If you take a partial withdrawal at a time when the amount of your Variable Account death benefit is greater than your Variable Account Value, then your Variable Account death benefit amount will be reduced by an amount greater than the amount withdrawn. If you purchase the optional death benefit rider at contract issue, we will pay your Beneficiary an additional amount as described below.

These changes may not be effective in your State.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE